                         SUBLEASE

[CB COMMERCIAL LOGO]     CB COMMERCIAL REAL ESTATE GROUP, INC.
                         BROKERAGE AND MANAGEMENT
                         LICENSED REAL ESTATE BROKER

                                  EXHIBIT 10.2


 1. PARTIES.
    This Sublease, dated MAY 26, 1995, is made between PUTNAM, KNUDSEN & WIEKING, INC. ("Sublessor"), and MARTIN, RYAN & ANDRADA, INC., A PROFESSIONAL CORPORATION ("Sublessee").

 2. MASTER LEASE.
    Sublessor is the lessee under a written lease dated MAY 29, 1990, wherein KAISER ALUMINUM & CHEMICAL CORPORATION ("Lessor") leased to Sublessor the real property located in the City of OAKLAND County of ALAMEDA, State of CALIFORNIA, described as CERTAIN PORTIONS OF THE TWENTY-FIFTH (25TH) FLOOR IN THE 28-STORY OFFICE TOWER LOCATED ON THE CITY BLOCK BOUNDED BY WEBSTER, 20TH, 21ST, AND HARRISON STREETS. ("Master Premises"). Said lease has been amended by the following amendments FIRST AMENDMENT TO LEASE DATED DECEMBER 1, 1992, PROVIDING FOR THE RELOCATION OF THE LEASED PREMISES TO THE 10TH
    (10TH) FLOOR; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

 3. PREMISES.
    Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): AN APPROXIMATE 10,736 RENTABLE SQUARE FOOT PORTION AS "HATCH" MARKED ON EXHIBIT "B" ATTACHED HERETO.

 4. WARRANTY BY SUBLESSOR.
    Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

 5. TERM.
    The Term of this Sublease shall commence on JULY 15, 1995 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on SEPTEMBER 30, 1997 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

 6. RENT.
    6.1 MINIMUM RENT. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 1800 SUTTER STREET #400, CONCORD, CA 94520 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of FOURTEEN THOUSAND & NO/100--------------------Dollars($14,000.00*) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of FOURTEEN THOUSAND & NO/100--------------------Dollars($14,000.00 ) as rent for SEPTEMBER
        1995. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: * RENT WAIVED FOR THE PERIODS JULY 15, 1995- AUGUST 31, 1995 AND JANUARY 1, 1996 - JANUARY 31, 1996;
        RENT INCREASES TO $14,500 PER MONTH EFFECTIVE SEPTEMBER 1, 1996.

 7. SECURITY DEPOSIT.
    Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of FOURTEEN THOUSAND FIVE HUNDRED & NO/100------------------ Dollars ($14,500.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (l0) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder. THE ABOVE SECURITY DEPOSIT SHALL BE APPLIED AS RENT FOR THE MONTH OF SEPTEMBER 1997.

 8. USE OF PREMISES.
    The Premises shall be used and occupied only for OFFICE PURPOSES, and for no other use or purpose.

 9. ASSIGNMENT AND SUBLETTING.
    Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10. OTHER PROVISIONS OF SUBLEASE.
    All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, EXCEPT for the following:
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with
    Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11. ATTORNEYS' FEES.
    If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12. AGENCY DISCLOSURE:
    Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents BOTH PARTIES TO THIS TRANSACTION. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13. COMMISSION.
    Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of_______________________________________________
    _______________________________________________Dollars($_________________ ),
    for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14. NOTICES.
    All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

    To Sublessor:      1800 SUTTER STREET, SUITE 400, CONCORD, CA  94520

    To Sublessee:      "THE LEASED PREMISES"

15. CONSENT BY LESSOR.
    THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16. COMPLIANCE.
    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

           PUTNAM, KNUDSEN &                       MARTIN, RYAN & ANDRADA, INC.,
Sublessor: WIEKING, INC.               Sublessee:  A PROFESSIONAL CORPORATION
          -------------------------              -------------------------------

By:                                    By:
   --------------------------------       --------------------------------------
                                                Joseph D Ryan
Title:  President / C.E.O.             Title:   Pres.
      -----------------------------          -----------------------------------

By:                                    By:
   --------------------------------       --------------------------------------

Title:                                 Title:
      -----------------------------          -----------------------------------

Date:                                  Date:    5-26-95
     ------------------------------         ------------------------------------
                                                  on the basis of the Sublessee,
                     LESSOR'S CONSENT TO SUBLEASE without reviewing the Sublease
                                                  and
The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified in any way by the terms set forth in the foregoing Sublease.

Lessor:
       ----------------------------
By:
   --------------------------------

Title:
      -----------------------------

By:
   --------------------------------

Title:
      -----------------------------

Date:   6-2-95
     ------------------------------
- --------------------------------------------------------------------------------
 CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

 In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
- --------------------------------------------------------------------------------

17. Sublessor grants to Sublessee the right and option to extend this Sublease through November 30, 1999 upon the same terms and conditions as contained herein except the rent payable shall increase to $15,500.00 per month effective October 1, 1997 and $16,000.00 per month effective November 1, 1998. Sublessee must give Sublessor written notice of exercise of this option no later than April 1, 1997.

18. Sublessee agrees to allow Sublessor's other subtenants reasonable access to the restrooms located within the Leased Premises during the normal business hours that Sublessee is open for business.

19. Prior to July 15, 1995, Sublessor, at Sublessor's sole cost and expense, shall make the following improvements to the Leased Premises:
      A. Paint most all painted walls within the Leased Premises one coat same color, except the accent (blue) columns shall be painted out to match the balance of the walls which will require 2 and possibly 3 coats.
      B. Sand, stain, and refinish the cherry hardwood flooring in the reception area and one private office in a tone similar to the existing.
      C.    Clean all carpeting.
      D.    Provide double lock on door to adjacent space.
      E.    Repair falling ceiling tiles.
      F. Provide the first $2,500.00 towards electrical changes within the suite at the direction of Sublessee.

                        INITIALS:                 INITIALS:
                                 ---------------           ---------------
                                   Sublessor                Sublessee

                            FIRST AMENDMENT TO LEASE


      KAISER CENTER, INC., a corporation, as agent for KAISER ALUMINUM & CHEMICAL CORPORATION (Lessor) and PUTNAM, KNUDSEN & WIEKING, INC. (Lessee), entered a lease (the Lease) dated May 29, 1990 for certain space in the Kaiser Building. For valuable consideration, mutually exchanged, Lessor and Lessee hereby agree to amend and modify the Lease as follows:

     1. Section 1 (b) is eliminated in its entirety and replaced by the following new 1 (b):

          "(b)     Lessor hereby leases to Lessee and Lessee hereby leases from
          Lessor, subject to the agreements, conditions and provisions set forth in this Lease, certain portions of the 10th floor ("Leased Premises") in the 28-story office tower located on the city block bounded by Webster, 20th, 21st and Harrison streets in Oakland, California, known as the Kaiser Building, but excluding the separate mall and garage structures ("Building"). The parties shall attach hereto Exhibit A-3 which represents the 10th floor on which the Leased Premises are outlined in red."

     2. Section 2 (a) is eliminated in its entirety and replaced by the following new 2 (a):

          "(a)    The term of this Lease is seven (7) years commencing on
          December 1, 1992 through November 30, 1999. If for any reason occupancy is delayed, the commencement of the term would be extended one day for each day of delay."

     3. Section 3 (a) is deleted in its entirety and replaced by the following new 3 (a):

          "(a)     During the period of December 1, 1992 through June 30, 1995, unless amended sooner, the annual rent for the premise outlined on Exhibit A-3 shall be Two Hundred Seventy-Five Thousand Six Hundred Eighty-Eight and no/100 Dollars ($275,688.00) annually, payable in advance in twelve equal installments of Twenty Two Thousand Nine Hundred Seventy-Four and no/100 Dollars($22,974.00). No later than July 1, 1995 through November 30, 1999, rent will be increased to Three Hundred Fifteen Thousand Seventy-Two and no/100 Dollars ($315,072.00) annually, payable in advance in twelve equal installments of Twenty Six Thousand Two Hundred Fifty-Six and no/100 Dollars ($26,256.00)."

     4.   Section 3 (d) (1) is modified as follows:

          "January 1, 1990" is replaced by "January 1, 1993".

     5. Section 5 and Exhibit B-1 are deleted in their entirety and replaced by the following Section 5 and new Exhibit B-2.

          "If Lessee elects to accept this Lease, and Lessor does not have to pay a real
          estate commission therefor, Lessor shall, at Lessor's expense, provide the improvements as contained in Exhibit B-2."

     6.   Lessee's portion of Section 19 is modified as follows:

          "25th Floor" is deleted and replaced by "10th Floor".

     7.   Section 24 is modified as follows:

          "November 1, 1994" is deleted and replaced by "June 1, 1999".

          On Page 18 of the Lease, the phrase "12-month period commencing January 1, 1995" is modified to "12-month period commencing January
          1, 1999". In the last sentence of this paragraph, "January 1, 1995" is deleted and replaced by "June 1, 1999".

     8.   Section 24 (4) is modified as follows:

          "June 30, 1995" is deleted and replaced by "November 30, 1999" and "July 1, 1995" is deleted and replaced by "December 1, 1999".

     9.   Section 25 is deleted in its entirety and replaced by the following:

          "25.      RIGHTS TO LEASE ALL OR PORTIONS OF THE 10TH FLOOR.

                    Lessee may at any time during the term of this Lease or any extension hereof, so long as Lessee has materially complied with and performed all its covenants, terms and conditions hereunder, lease form Lessor all or any portion of the remainder of the 10th Floor which is not already leased to a third party, such areas to be mutually agreed upon so as to avoid unleasable areas being left on the portions of the 10th Floor not occupied by Lessee. Lessee shall also, during the term or any renewal hereof, have a right of first refusal for any space on the 10th Floor which Lessor intends to lease to a third party, provided that Lessee gives notice of acceptance within, and payment of rent for such space at the rate specified hereafter is commenced within, 30 days after Lessor gives notice of availability to Lessee and said space is vacated by its prior tenant. If such space is to be made available to a third party ion substantially different economic terms than the economic terms upon which that space was previously made available to Lessee, Lessor must give Lessee thirty
          (30) days notice of availability of such space on such revised economic terms before renting such space to a third party. Any additional space leased by Lessee pursuant to the provisions of this Paragraph 25 shall be at a rental rate equal to 95% of the rate which Lessor and Lessee agree is the then current fair market rental rate for a full-service, first-class office building in the Oakland high-rise office building market in the Oakland/Lake Merritt financial district. (No real estate commission shall be payable by Lessor on account of this Lease.) If Lessor and Lessee are unable to agree upon said rate within ten (10) days of offering, the parties shall appoint and share the costs of a mutually agreeable MAI appraiser to determine the then current market rate. If Lessor and Lessee are unable to select a mutually acceptable appraiser within thirty (30) days of said offering, said rate shall be determined by a board of three MAI real estate appraisers which shall be selected as follows:
          Within fifteen (15) days after the time set for selecting the appraiser referred to above, Lessor and Lessee shall each select one appraiser and the third appraiser shall be selected by the two appraisers so appointed by Lessor and Lessee within fifteen (15) days thereafter. The appraisal made by the appraiser referred to above, or concurred in by all or any two members of the board of appraisers referred to above, as the case may be, shall be final. The fees and expenses of all appraisers exclusive appointed by each party hereto shall be borne by the party making such appointment, and the fees and expenses for all other appraisers shall be borne and paid equally by Lessor and Lessee. If Lessee is not willing to accept a rental equal to 95% of the fair market rate as established by said appraisal, Lessee may, within ten (10) days of learning said rate, give to Lessor notice of termination of negotiation and Lessor may lease the space to others. In no event shall Lessor lease any space on the 10th Floor to any party engaged in the business of insurance without the prior written consent of Lessee."

     This First Amendment to Lease is effective December 1, 1992, and for subsequent periods only.

     In all other respects, the conditions and provisions of the Lease remain in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of December 1, 1992.

KAISER CENTER, INC., AS AGENT FOR
KAISER ALUMINUM & CHEMICAL CORPORATION
         LESSOR


BY /s/
   ------------------------------------------

Title /s/
      ---------------------------------------


     PUTNAM, KNUDSEN & WIEKING, INC. - LESSEE

By /s/
   ------------------------------------------

Title     President
      ---------------------------------------

By
   ------------------------------------------

Title
      ---------------------------------------

                                   EXHIBIT B-2




     Kaiser Center, Inc. to provide build-out of tenant improvements in the new west wing in accordance with Interior Architect's drawings.

     In the elevator lobby, Kaiser Center, Inc. to overlay walls with gyp board, abate asbestos, if any, and respray ceiling, install wall and floor finishes.

                                      LEASE



     KAISER CENTER, INC., as agent for KAISER ALUMINUM & CHEMICAL CORPORATION, hereinafter called "Lessor", and PUTMAN, KNUDSEN & WIEKING, INC. INSURANCE BROKERS, hereinafter called "Lessee", mutually agree as follows:

1.   LEASED PREMISES

     (a) This Lease constitutes a sublease of the premises by landlord to tenant.

     (b) Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, subject to the agreements, conditions and provisions set forth in this lease, certain portions of the 25th floor in the 28-story office tower located on the city block bounded by Webster, 20th, 21st and Harrison streets in Oakland, California, known as the Kaiser Building, but excluding the separate mall and garage structures ("Building"), together with additional space on the 25th floor as provided herein. Lessee's notice given pursuant to Paragraph 1 (a) above shall specify that portion of the 25th floor which will be leased hereunder (the "Leased Premises"). The parties shall attach hereto Exhibits A-1 and A-2 which represent the 25th floor on which the Leased Premises are outlined in red.

     (c) Lessor hereby leases and demises to Lessee and Lessee hereby hires from Lessor the Leased Premises at the rentals and upon the covenants, terms and conditions hereinafter set forth.

     (d) Lessee, its customers and business invitees shall have the right to use and enjoy, throughout the term of this Lease, the "common areas" of the Building; namely, the elevator lobbies, the public areas of the Building, and the sidewalks, pedestrian bridge, elevators and stairways serving the Leased Premises.

     (e) The common areas shall be subject to the exclusive control and management of Lessor and may be changed or abandoned by Lessor at any time. Lessor shall have the right to establish, modify, change and enforce reasonable and uniform rules and regulations with respect to such areas and Lessee shall abide by and comply with such reasonable rules and regulations. Lessor shall have the right to close, block off, or interfere with the use of any part of the common areas for such time as may, in the opinion of Lessor's counsel, be necessary to prevent a dedication thereof, or the accrual of any rights in any person, or as may, in Lessor's opinion, be necessary to permit repairs or improvements of the common areas or to any other portion of Kaiser Center. Lessor shall not unreasonably impair or limit access to the Leased Premises.

2.   TERM

     (a) The term of this Lease is five (5) years commencing July 1, 1990 through June 30, 1995.

     (b) If, with the express consent of Lessor, Lessee holds possession of the Leased Premises after the expiration of the initial term or any renewal of this Lease, then such possession by Lessee shall be construed as a tenancy from month to month upon the terms herein specified but at a monthly rental equivalent to the then prevailing rental paid by Lessee at the expiration of the term of this Lease pursuant to all of the Provisions in Paragraph 3 hereof, payable in advance on or before the first day of each month. Any such tenancy from month to month shall continue until terminated by the Lessor or Lessee by the giving of at least thirty (30) days' prior written notice of such termination to the other party.

     3.   RENT

     (a) During the period of July 1, 1990 through June 30, 1992, unless amended sooner, the annual rent for the premise outlined on Exhibit A-1 shall be Four Hundred Eighteen Thousand Four Hundred Fifty Six and 80/100 Dollars ($418,456.80) annually, payable in advance in twelve equal installments of Thirty Four Thousand Eight Hundred Seventy One and 40/100 Dollars ($34,871.40). No later than July 1, 1992 through June 30, 1995, rent will be increased to reflect the premise in Exhibit A-2 to Four Hundred Ninety Thousand One Hundred Sixty Eight and 80/100 Dollars ($490,168.80) annually, payable in advance in twelve equal installments of Forty Thousand Eight Hundred Forty Seven and 40/100 Dollars ($40,847.40).

     (b) Such rent shall be paid as and when due to Kaiser Center, Inc. at 300 Lakeside Drive, Oakland, CA 94643, or to such other payee or at such other address as Lessor hereafter may designate by written notice to Lessee. Payment of rent to any payee so designated by Lessor shall acquit Lessee from all responsibility therefore or for the proper distribution thereof.

     (c) If Lessor should assign this Lease or the rents hereunder, or if Lessor should convey the Leased Premises hereunder, the assignor and assignee or the grantor and grantee, as the case may be, shall give Lessee written notice of such assignment or conveyance. Written instructions for payment of rent thereafter payable hereunder shall also be given by such assignee or grantee. Payment of rent in accordance with Paragraph 3 (b) hereof shall acquit Lessee from all responsibility for the payment of rent or for the proper distribution thereof prior to receipt by Lessee of such written notice and instructions.

     (d) It is understood that the rent specified in Paragraph 3 (a) hereof, does not anticipate any increase or decrease in the amount of taxes on the Building and the real property thereof or in the cost of operations and maintenance thereof. Therefore, in order that the rental payable throughout the term of this Lease shall reflect any such increase or decrease the parties agree as hereinafter in this section set forth. Certain terms are defined as follows:

     (1) The Base Expense Year shall be the twelve (12) month period commencing January 1, 1990.

     (2) Subsequent Expense Year. Each twelve (12) month period commencing (i) on the anniversary of the commencement of the Base Expense Year and
          (ii) within the term of this Lease.

     (3) Expenses for the Base Expense Year. All expenses incurred by Lessor and properly charged to those management, operational and maintenance functions allocated to the Building and parcel of land upon which the Building is located, as determined in accordance with generally accepted accounting principles applied on a consistent basis. Said expenses shall include, but not be limited to: real estate taxes, special and ordinary assessments and other governmental real property levies imposed upon the Building and the parcel of land on which the Building is located, or either of them, together with any other tax imposed in substitution for or in lieu of such real estate taxes (but excluding any increases resulting from improvements to other tenants' premises); insurance premiums; legal, auditing and other administrative services; gas, electrical power, water and other utilities; janitorial services and garbage disposal; repair, maintenance and operational contracts; supplies, fuel, materials, equipment and tools; and the salaries, wages and other labor costs of personnel engaged in the management, operation and maintenance of the Building and the parcel of land upon which the Building is located. Such expenses shall not include: interest and financial expense; depreciation on the Building or the furnishings and equipment located therein; real estate brokers' commissions; taxes on income; or capital expenditures.

     (4) Expenses For Such Subsequent Expense Year. The expenses incurred by Lessor properly chargeable to Such Subsequent Expense Year in accordance with the same principles and subject to the same adjustments as are provided in Subparagraph (3) above with respect to the Expenses For The Base expense Year.

     (e) The determination of those expenses to be included in the Expenses For The Base Expense Year and the Expenses for Such Subsequent Expense Year shall be made according to such generally accepted accounting principles as determined by Lessor's independent certified public accountants.

     (f) The rental payable each Subsequent Expense Year or portion thereof of the term hereof shall be increased or decreased, as the case may be, pursuant to Paragraph 3 (g) by a percentage (being that percentage which equals the rentable square footage of the Leased Premises currently occupied divided by the 756,224 rentable square footage of any increase or decrease of the Expenses For Such Subsequent Expense Year above or below the Expenses For The Base Expense Year, as provided in Paragraph 3 (d) (3) and Paragraph 3 (d) (4); provided, however, that in no event shall such rental be decreased below the annual rental provided for in Paragraph 3 (a) above. In the event of sale of the Building, annual rental as provided for in Paragraph 3 (a) will increase no more than 50 cents ($0.50) per rentable square foot as a result of the incremental tax increases of property tax increases.

     (g) Lessee's Share of the increase, if any, in estimated Expenses for such Subsequent Expense Year over the Expenses for the Base Expense Year shall be paid by Lessee to Lessor as rent in twelve (12) equal monthly installments in advance on the first day of each calendar month without notice or demand. For each year Subsequent Expense Year, Lessor shall provide Lessee with a written estimate of the Expenses for such Subsequent Expense Year which Lessor reasonably anticipates for the following calendar year. In addition, Lessor may adjust said estimate during the year if Lessor concludes that it underestimated actual expenses. Lessee shall continue to pay one-twelfth (1/12) of Lessor's last estimate of Lessee's Share of the increase, if any, over Expenses for the Base Expense Year on the first day of each calendar month until notified of a new estimate.

          Within a reasonable period after the end of each Subsequent Expense Year, Lessor shall give Lessee a statement, certified by Lessor's controller, showing actual expenses for such Subsequent Expense Year, the actual increase, if any, of such expenses over the actual expenses for the Base Expense Year, Lessee's Share of any such increase, and the total payments made by Lessee on the basis of any previous estimate. If Lessee's share of the actual increase exceeds the monthly installments paid by Lessee during the year, Lessee shall pay the deficiency to Lessor within thirty (30) days of delivery of such statement. If Lessee's monthly installments exceed Lessee's Share of the actual increase, Lessor shall give Lessee a credit in the amount of the excess against the next installments of rent due from Lessee. Lessee's Share of the increase in expenses for the calendar year in which this lease terminates shall be prorated on the basis of a 365-day year. Expiration of the term of this lease shall not affect the obligations of Lessor or Lessee to adjust the payment of Lessee's Share of increases pursuant to this Section 3 (g).

     (h) Any dispute between the parties concerning the proper determination of any increases in rent shall be referred to Lessor's certified public accountants and the determination of any dispute by such firm shall be binding and conclusive on the parties. Any charges made or expenses incurred by the certified public accountants in connection with any such determination shall be borne and paid for by Lessor if the amount set forth in Lessor's statement is revised, and by Lessee if it is not revised.

4.   USE

     (a)  Lessee shall use the Leased Premises for office purposes only.

     (b) Lessee shall not: (i) load or unload its merchandise, equipment and supplies or remove its rubbish in areas other than those located within the Leased Premises or as otherwise reasonably directed by Lessor; (ii) permit any act or practice which may unreasonably risk injury to the Leased Premises, or any part thereof or any property therein, or tend to be a nuisance to other tenants of the Building;

(iii) keep on or obstruct with merchandise, equipment or supplies the loading dock, sidewalks, walkways or other areas outside the Leased Premises; (iv) burn any rubbish in or about the Leased Premises; (v) otherwise in any manner whatsoever conduct itself and its business except in a manner consistent with the appearance and character of the Building.

     (c) Lessee shall not, without obtaining the prior written consent of Lessor, use the words "Kaiser," "Kaiser Center," or any combination or simulation thereof, for any purpose whatsoever, including (but not limited to) as or for corporate, firm or trade names, trademarks or designation or description of merchandise or services; provided, however, that Lessee shall not hereby be prevented from using, in a conventional manner and without emphasis or display, the words "Kaiser" or "Kaiser Center" as part of Lessee's branch name, if any, or business address, or both. Lessee shall not do or permit any act or thing in connection with Lessee's business in the Leased premises which, in the reasonable judgment of Lessor, might harm or tend to HARM the business or reputation of Lessor or tend to reflect unfavorably on the Building, Kaiser Center, Lessor, or other tenants, or which might confuse or mislead or tend to confuse or mislead the public as to any apparent connection or relationship between Lessor and Lessee other than that created by this Lease, or between Lessee and any other tenant, or otherwise.

     (d) Lessee shall not maintain or display any sign, lettering or lights on the exterior or interior (including windows) of the Leased Premises unless approved by Lessor in writing.

     (e) Lessee shall timely pay all property taxes on its safes, trade fixtures, furniture, office and store equipment, machines, and all other property belonging to Lessee located in the Leased Premises or anywhere else in the Building, except for telecommunications equipment furnished in the ordinary course of Lessee's business to other occupants of the Building.

     (f) Lessor reserves the right to prescribe the weight and position in the Leased Premises of all vaults, safes and other heavy equipment, which must be placed so as to properly distribute weight. Lessee shall not place a load upon any portion of the floor of the Leased Premises which exceeds 80 pounds live floor load per square foot without the prior written consent of Lessor.

5.   RENOVATION

     If Lessee elects to accept this Lease, and Lessor does not have to pay a real estate commission there for, Lessor shall at Lessor's expense, provide the improvements as contained in Exhibit B-1. In the event additional space shall be leased to Lessee on the 25th floor during the term of this Lease or any renewal hereof, the rental rate and improvements for such additional space shall be as set forth in Paragraph 25.

6.   ALTERATIONS

     (a) Except as expressly provided in this Paragraph 6 (a), Lessee shall make no structural changes and no changes to the air-conditioning, electrical distribution system, plumbing, exterior walls and doors, and floor covering in the Leased Premises, and no changes to the exterior of the Leased Premises without the written consent of Lessor. Work performed by Kaiser Center, Inc. shall be deemed to have received Lessor's prior written consent, whether requested and/or approved in writing or not. Lessee may have modifications to the premises, the cost of which does not exceed $10,000, performed by its own contractors without Lessor's prior written consent, but Lessee shall immediately notify Lessor of such modifications. Lessee, upon Lessor's consent, which consent shall not be unreasonably withheld, shall also be entitled to make alterations, additions or improvements to the interior of the Leased Premises the cost of which does exceed $10,000 and employ contractors to make such alterations, additions or improvements. Plans describing the proposed tenant improvements and the identity of contractors who will make such improvements shall be submitted to Lessor for approval at least fifteen (15) days prior to commencement of work. If Lessor does not object by written notice to Lessee within ten (10) days after receipt of such plans, the alterations, additions or improvements described therein and the contractors designated to make such alterations, additions or improvements shall be deemed approved. All work shall be in accordance with the laws, rules, regulations and orders of all governmental authorities having jurisdiction thereof and in compliance with all reasonable rules which Lessor and its contractors may make. Lessor shall have no responsibility for any loss of or damage to any fixtures, equipment or other property installed or left in the Leased Premises from any cause whatsoever except the intentional or negligent acts of Lessor. To the extent construction or Installation of the alterations, additions or improvements being made by Lessee will not interfere with construction or installation of the alterations, additions or improvements being made by Lessor pursuant to this Lease, Lessor shall permit Lessee to commence such construction or installation prior to commencement of the term of this Lease. Lessee's entry prior to the commencement of the term shall be subject to all of the provisions of this Lease. Lessee shall furnish Lessor with copies of all certificates and approvals relating to any work or installation done by Lessee which may be issued or required by any governmental authorities. Lessee shall diligently prosecute such work to completion and with all due diligence shall open the Leased Premises for the conduct of its business.

     (b) All property in the Leased Premises changed or altered by Lessor or Lessee, and all additions or improvements (including carpets) of or upon the Leased Premises, made by either party, other than trade fixtures or other personal property (except carpets) owned or leased by Lessee, shall become the property of Lessor, and shall remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or earlier termination of this Lease. If Lessor so elects by notice in writing to Lessee at least thirty (30) days prior to the expiration or earlier termination of this Lease, then Lessee shall remove from the Leased Premises all non-standard property changes, alterations, and all decorations, installations, additions or improvements (except carpets or fixtures) resulting from Lessee's changes, alterations, decorations, installations, additions and improvements upon the Leased Premises as lessor shall select. Lessee shall repair at Lessee's own cost and expense and to Lessor's satisfaction all damage caused by any removal of property permitted or required to be removed under this Paragraph, and all such removals and repairs shall be completed by the date of expiration or other termination of this Lease.

     (c) Lessee shall pay and discharge all claims and liens asserted or filed against the Leased Premises or the Building for work claimed to have been done or for materials claimed to have been furnished to Lessee and Lessee shall hold Lessor and the Leased Premises free and harmless from any and all loss, liability or damage for or on account of any such claims or liens.

7.   SERVICES AND FACILITIES

     LESSOR shall furnish to the premises during the periods from 7:00 a.m. To 6:00 p.m., Monday through Friday, excluding holidays, and subject to rules and regulations from time to time established by Lessor, heating, air-conditioning and ventilation in amounts required, in Lessor's reasonable judgment, for the use and occupancy of the premises. Lessor shall provide the following services seven days a week on a twenty-four (24) hour basis: (a) passenger elevator service, (b) 110 volt and 220 volt electric currents in amounts required for normal lighting by standard overhead fluorescent fixtures and for normal modern office machines, (c) water for lavatory and drinking purposes, and (d) security for the Building. Lessor shall provide janitorial service on a five-day week basis, excluding Saturdays, Sundays and holidays.

8.   REPAIRS AND MAINTENANCE

     (a) Lessor shall repair and maintain in good order and serviceable condition the exterior and structural portions of the Leased Premises, the common areas of the Building and the basic electrical system, elevators, heating and air-conditioning equipment and plumbing serving the Leased Premises, provided that Lessor shall have no obligation to (i) repair damage caused by the intentional acts or negligence of lessee, its employees, agents and contractors;
(ii) repaint or redecorate the interior of the Leased Premises (except as specifically provided in other provisions hereof); or (iii) make repairs which are required to be made by Lessee pursuant to the provisions of Paragraph 8 (b).

     (b) Lessee shall, at its own cost and expense, repair and maintain (except for ordinary wear and tear) the nonstructural interior portions of the Leased Premises, including interior doors, partitions, and floor coverings. Regardless of any other provisions of this Lease, Lessee shall, at its own cost and expense, repair or restore any damage or destruction to any portion of the Leased Premises or to the Building caused by the intentional acts or negligence of Lessee, its employees, agents, contractors and licensees, except to the extent such damage or destruction is covered by fire and extended coverage insurance obtained by Lessor as provided in Paragraph 10 hereof.

     (c) In the case of emergencies (as determined by Lessor or Lessee), or if Lessee refuses or neglects to commence repairs which it is obligated to make hereunder and complete the same with reasonable diligence, Lessor may make or cause such repairs to be made and shall not be responsible to Lessee for any loss or damage that may accrue to its property or business by reason thereof. If Lessor makes such repairs, and if the same are repairs which Lessee is obligated to make hereunder, Lessee shall pay Lessor, upon demand, the cost thereof. If Lessee defaults in such payment, Lessor shall have the remedies provided in Paragraph 13.

     (d) In the case of emergencies (as determined by Lessor or Lessee), or if Lessor refused or neglects to commence repairs which it is obligated to make hereunder and complete the same with reasonable diligence, Lessee may make or cause such repairs to be made and shall not be responsible to Lessor for any loss or damage that may accrue to its property or business by reason thereof. If Lessee makes such repairs, and if the same are repairs which Lessor is obligated to make hereunder, Lessor shall pay to Lessee, upon demand, the cost thereof. If Lessor defaults in such payment, Lessee may deduct the cost from rents due or to become due, or make such other recovery as law may allow.

     (e) Lessee shall permit Lessor and its agents to enter into and upon the Leased Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of making repairs, alterations or additions to the Leased Premises or any other portion of the Building, or for the purpose of posting notices of nonresponsibility or for any other reasonable purpose. If Lessor considers it necessary or desirable in connection with any such operations, Lessor may erect scaffolding, props, obstructions or other necessary devices in or about the Leased Premises or elsewhere in the Building without incurring liability of any kind to Lessee on account thereof, except for the intentional acts or sole negligence of Lessor, or unless same constitutes a constructive eviction.

9.   REQUIREMENTS OF LAW; USES PROHIBITED; INABILITY TO PERFORM.

     (a) Lessee shall, at its sole cost and expense, comply with all requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Leased Premises, occasioned by or arising out of Lessee's particular use of the Leased Premises and shall faithfully observe in the use of the Leased Premises.

     (b) Lessee shall not use, or permit the Leased Premises, or any part thereof, to be used, for any purpose other than the purpose for which the Leased Premises are hereby leased; and no use shall be made or permitted to be made of the Leased Premises, or acts done, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof. Lessee shall, at its sole cost and expense, comply with any requirements of any insurance company necessary or desirable for the maintenance of reasonable fire and public liability insurance covering the Leased Premises.

10.  INSURANCE

     (a) Lessor shall, at its sale expense, obtain and keep in force during the term hereof or any earlier occupancy by Lessee such fire and extended coverage insurance upon the Leased Premises as Lessor may in its discretion determine, and Lessee shall, at its sole expense, obtain and keep in force during the term hereof such fire and extended coverage insurance upon Lessee's fixtures, goods, wares and merchandise and other personal property in and upon the Leased Premises as Lessee may in its discretion determine, provided, however, that Lessor hereby waives as against Lessee and Lessee hereby waives as against Lessor any and all claims and demands, of whatsoever nature, for damages, loss or injury to the Leased Premises or to Lessee's fixtures, goods, wares and merchandise and other personal property in and upon the Leased Premises, as the case may be, which shall be caused by or result from fire and other perils, events or happenings which are the subject of fire and extended coverage insurance.

     (b) During the term of this Lease or any earlier occupancy by Lessee, Lessee shall procure and maintain in full force and effect bodily injury liability insurance with limits of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) per occurrence, and insurance against damage to property with a limit of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00), insuring against any and all liability of Lessee with respect to the Leased Premises or arising out of the maintenance, use or occupancy thereof. Lessee shall provide to Lessor, prior to Lessee's occupancy of the Leased Premises, a certificate issued by Lessee's insurance carrier evidencing the coverage herein required and naming Lessor and any and all of its employees, agents, partners, directors, officers and assigns as it may designate from time to time, as additional named insureds. Such certificate shall also provide that the policy or policies shall not be canceled or modified without thirty (30) days' prior written notice to Lessor. The policy or policies evidenced by such certificate shall be subject to Lessor's approval as to form and substance.

     (c) Lessee may fulfill its obligations under Paragraph 10 (a) and (b) hereof by self-insurance with respect to the coverage amounts set forth therein; provided, however, in no event shall Lessee be deemed insurer of Lessor except as set forth in Paragraph 10 (a) and (b) hereof and provided further that Lessee shall purchase policies of insurance providing the coverage described in Paragraph 10 (a) and (b) if Lessor determines, in good faith, that self-insurance is inconsistent with the prudent risk management practice for companies of similar size and financial conditions as Lessee.

     (d) Lessor shall not at any time or to any extent whatsoever be liable, responsible or in anywise accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person whosoever may at any time be using or occupying or visiting the Leased Premises or be in, on or about the same, caused by or in anywise resulting from or arising out of, any act, omission or negligence of Lessee in the use of the Leased Premises, or from any failure of Lessee to keep the Leased Premises in good order, condition and repair, as herein provided, and Lessee shall forever indemnify, defend, hold and save Lessor free and harmless of, from and against any and all claims, liability, loss or damage whatsoever on account of any such loss, injury, death or damage. Lessee hereby waives all claims against Lessor for damages to fixtures, furniture and equipment, goods, wares and merchandise or any other property, in or about the Leased Premises, and for injuries to or death of any persons in or about the Leased Premises, from any cause except Lessor's negligence or Lessor's intentional tortious acts. Lessor shall indemnify and hold harmless Lessee from any liability for injury to or death of any person, including any employee of Lessee, or damage to any property, including any property of Lessee, occurring on the premises and caused by, arising out of or in any way connected with the following: (i) Lessor's negligence or willful misconduct, (ii) violation of law by Lessor or by Lessor's employees, agents or contractors, (iii) breach of Lessor's duty to repair hereunder, (iv) structural failure of the building of which the premises are a part, or (v) any condition in the premises concerning which Lessee has no obligation to repair under Paragraph 8 hereof.

11.  DESTRUCTION

     The term "Casualty" as used herein shall mean and be limited to (i) any fire, (ii) any other occurrence or event covered by the usual form of extended coverage endorsement on fire insurance policies, (iii) any earthquake, and (iv) any other occurrence or event covered by insurance actually carried by Lessor and in force at the time of the happening of any such occurrence or event. If, during the term of this Lease the Building or any portion thereof shall be damaged or destroyed as a result of any Casualty, then, anything contained in Paragraph 8 (a) and (b) to the contrary notwithstanding, the following provisions shall apply and govern:

     (a) Except as hereinafter provided to the contrary, Lessor shall repair or restore the Building as soon as reasonably practicable. Any damage to or destruction of the Building or the Leased Premises and any delay in effecting repairs or restoration shall not constitute an actual or constructive eviction of Lessee, and this Lease shall continue in full force and effect except that to the extend the Leased Premises are unusable by Lessee as a result of such damage or destruction, Lessee shall be entitled to an appropriate abatement, from the date of such damage or destruction until such time as the Leased Premises have been repaired or restored, of the rental and other sums payable hereunder and allocable to such period. If the work of rebuilding or repairing is not completed within ninety (90) days following such destruction or casualty, Lessee shall have the right, by giving written notice to Lessor at any time thereafter until said work is in fact completed, to terminate this Lease or alternatively abate rent until substantial completion of due repairs.

     (b) If by reason of a Casualty (other than earthquake) there is damage to or destruction of the Building and if the cost of restoring the same as estimated by Lessor would exceed 33-1/3% of the replacement cost of such building or the proceeds recovered by Lessor on account of such damage or destruction under any insurance policy respecting the Building, then Lessor may elect not to restore the Building.

     (c) If by reason of earthquake there is damage to or destruction of the Building and if the cost of restoring the same as estimated by Lessor would exceed $1,000,000, then Lessor may elect not to restore the Building.

     (d) If Lessor elects not to restore such building as provided in Paragraph 11 (b) and (c), it shall notify Lessee of such election in writing, which notice shall in no event be given later than 120 days after the date of such damage or destruction. If Lessor delivers such notice within the time specified, Lessee shall, to the extent that the Leased Premises are unusable by reason of such damage or destruction, be entitled to an appropriate abatement of the rental and other sums payable hereunder accruing from the date of such damage or destruction, and if the entire Leased Premises are unusable by Lessee, Lessee may, by delivery of written notice to Lessor at any time within thirty (30) days after receipt of Lessor's notice, elect to terminate this Lease, and this Lease shall so terminate as of the date Lessee's notice of such election is received by Lessor.

12.  CONDEMNATION

     If any part of the Leased Premises, or if over one-half (1/2) of the Building, shall be taken or condemned for a public or quasi-public use or shall be sold by Lessor to any entity having the right of eminent domain after notice of intent to exercise such right has been given to Lessor by such entity and a part the Leased Premises remains which is susceptible of the reasonable conduct of the business of Lessee hereunder, this Lease shall remain in full force and effect as to the portion of the Leased Premises not so taken or sold, as the case may be, but the rental and other sums payable hereunder shall be adjusted so that Lessee shall be required to pay for the remainder of the term only such portion of such rental as the area measured in square feet of the part remaining after such taking or sale bears to the total area measured in square feet of the Leased Premises at the date of taking or sale, but Lessor and Lessee shall each have the option to terminate the balance of the term of this Lease in its entirety as of the date when title to the part so taken or sold vests in the condemnor or purchaser by giving written notice to the other of the election to so terminate within not to exceed ten (10) days after learning of the taking or sale, as the case may be. If the entire Leased Premises, or such substantial part thereof be taken, condemned or sold so that there does not remain a portion susceptible of the reasonable conduct of Lessee's business hereunder, this Lease shall thereupon terminate and all advance paid rent allocable to periods subsequent to the taking or sale shall be promptly refunded to Lessee. If a part or all of the Leased Premises are taken, condemned or sold, all compensation awarded upon such taking or condemnation or the payment made upon any such sale (except any compensation specifically awarded for the taking of any of Lessee's trade fixtures or personal property or both) shall go to Lessor and Lessee shall have no claim thereto, and Lessee hereby irrevocably assigns and transfers to Lessor any right to compensation or damages to which Lessee may become entitled during the term hereof by reason of the condemnation or sale to the condemning authority of all, or a part of the Leased Premises.

13.  DEFAULT

     (a) The term "default" as hereinafter used in this Paragraph 13 shall mean and include any one or more of the following events or occurrences:

            (i) The failure by Lessee to perform or observe any of the covenants and agreements of this Lease, including specifically, but without limitation, the Lessee's covenants for the payment of rent or additional rents.

           (ii) The issuance of any execution or attachment against Lessee or any of Lessee's property, whereby the Leased Premises or any portion thereof shall be taken or occupied, or attempted to be taken or occupied, by someone other than Lessee.

          (iii) The filing at any time after the date of execution of this Lease and prior to the expiration or termination of this Lease, against Lessee in any court pursuant to any statute, either of the United States or of any state, of a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or any portion of Lessee's property, which petition is not dismissed or discharged within sixty (60) days after the filing thereof.

           (iv) The filing by Lessee of a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee, or the making of an assignment for the benefit of creditors, or entering into any arrangement for the relief of debtors.

     (b) The term "abandonment" as hereinafter used in this Paragraph 13 shall mean and include any one or more of the following events or occurrences:

           (i) The relinquishment by Lessee of its right to possession of the Leased Premises or any substantial portion thereof.

          (ii) The cessation by Lessee of the conduct in the Leased Premises of the business to be carried on by Lessee in the Leased Premises for a period of more than ninety (90) business days, absent any preparation for re-occupation, if accompanied by any failure to pay rent as it comes due.

          (iii) The removal by Lessee of all or a substantial portion of its personal property and trade fixtures from the Leased Premises without replacing the same, if accompanied by any failure to pay rent as it comes due, where the effect of such removal and failure, in Lessor's reasonable judgment, indicates that Lessee intends to cease the conduct in the Leased Premises of the business to be carried on by Lessee in the Leased Premises.

     (c) In the event of the occurrence of any one or more of the events of default specified in Paragraph 13 (a) by Lessee which is preceded by, occurs concurrently with, or is succeeded by an abandonment of the Leased Premises or any substantial part thereof, Lessor may, at its election treat such default in the manner provided in Paragraph 13 (d) below or, without notice to Lessee, elect to allow this Lease to continue in full force and effect without terminating Lessee's rights to possession of the Leased Premises and to enforce all of Lessor's rights and remedies under this Lease, including without limitation the right to recover rent as it becomes due.

     (d) In the event of the occurrence of any one or more of the events of default by Lessee specified in Paragraph 13 (a), and except as provided in Paragraph 13 (e) below, Lessor may serve a ten (10) day written notice upon Lessee in the case of default in the payment of the rental provided in Paragraph 3 hereof or a thirty (30) day written notice in the case of any other default, in either case specifying the nature of such default. Upon the expiration of said ten (10) or thirty (30) day period, as the case may be, if Lessee shall have failed to remedy such default, or if such default complained of shall be other than the payment of monies required to be paid under this Lease and shall be of such a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Lessee shall not diligently commence curing such default within said thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith continue to remedy or cure such default, then Lessor may serve a written three (3) day notice to vacate the Leased Premises upon Lessee, and upon the expiration of such three (3) days this Lease shall terminate and Lessee shall peaceably quit, vacate and return the Leased Premises to Lessor.

     (e) Notwithstanding any notice provisions or any other provisions of this Paragraph 13, this Lease, at the election of Lessor, shall terminate immediately upon the occurrence of any event or events specified in Paragraph 13 (a) (iv).

     (f) Upon the termination of this Lease for default as provided under Paragraphs 13 (d) and 13 (e), Lessor may, without notice to Lessee, re-enter the Leased Premises and dispossess Lessee or the legal representative of Lessee or other occupant of the Leased Premises, and remove and store, at Lessee's cost, their personal property, trade fixtures and other effects, and to hold the Leased Premises as if this Lease had not been made, but Lessee shall remain liable as hereinafter provided, and Lessee waives any and all rights of redemption or re-entry or repossession or to restore the operation of this Lease. Immediately upon the termination of this Lease under Paragraph 13 (d) or 13 (e), Lessee shall immediately become liable to and shall pay to Lessor an amount equal to the combined total of the following:

            (i) Any and all amounts due to Lessor by reason of the breach of any of the terms, covenants or conditions of this Lease other than the payment of rent;

           (ii) The unpaid rent earned to the date of termination of this Lease, with interest thereon at the rate of fifteen percent (15%) per annum or such lesser maximum rate as it is then permitted by law from the date the same became due;

          (iii) The unpaid rent which would have been due between the date of termination and the date of payment by Lessee of all sums due under this Paragraph 13 (f) or the date of an award of judgment, whichever occurs earlier, with interest thereon at the rate of fifteen percent (15%) per annum or such lesser maximum rate as it is then permitted by law from the date the same became due;

           (iv) The rent which would have been due between the date of payment of all sums due under this Paragraph 13 (f) or the date of an award of judgment, whichever occurs earlier, and the date upon which this Lease would have expired in accordance with its terms, discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of such payment or judgment award or at such greater minimum discount rate as may hereafter be provided by law;

            (v) Any and all costs and expenses which Lessor may have reasonably incurred as the result of Lessee's breach of this Lease, including costs and expenses of attempting to relet or actually reletting the Leased Premises or any portion thereof including, without limitation, legal expenses, attorneys' fees, real estate brokerage fees and the reasonable costs of alterations and repairs to the Leased Premises made in connection with the reletting of the Leased Premises.

           (vi)  Provided, however, that the amounts specified in subparagraphs
     (i) through (v) above shall be reduced to the extent Lessee can prove such damages can be or could have been mitigated by Lessor.

     (g) Upon the event of the termination of this Lease for default as provided under Paragraph 13 (f), Lessor shall immediately have the right to relet or attempt to relet the Leased Premises or any portion thereof for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent for a reasonable period or periods for the purpose of inducing such reletting.

If Lessor is successful in reletting the Leased Premises or any portion thereof prior to the payment by Lessee to Lessor of the amounts set forth in Paragraph 13 (f) or prior to an award of judgment for such amounts, the amounts owing under subsections (ii), (iii) and (iv) of Paragraph 13 (f), if not already reduced by reason of section 13 (f) (vi), shall be reduced by the amount which the rental under the new lease reduces Lessor's rental loss arising by virtue of the termination of this Lease.

14.  NUISANCE ON ADJOINING PROPERTY

     Insofar as Lessor may have control of any premises in the Building adjoining the Leased Premises, Lessor shall not use the same or permit the same to be used for any purpose reasonably objectionable to Lessee or for any unlawful purpose or permit the maintenance of a nuisance thereon.

15.  PEACEABLE AND QUIET POSSESSION

     Lessor hereby covenants that Lessor has good right to lease the Leased Premises for the term of this Lease and that Lessee, upon paying the rent and performing and observing the other covenants to be performed and kept by it as provided in this Lease, shall have the peaceable and quiet possession of the Leased Premises during the term.

16.   TAXES AND ASSESSMENTS

     (a) Subject to the provisions of Paragraph 3 (d), if the real property taxes and assessments levied against the Leased Premises are assessed to Lessor, they shall initially be paid by Lessor.

     (b) If such taxes and assessments are initially assessed to Lessee, they shall be paid by Lessee, and Lessor shall reimburse Lessee upon demand the full amount thereof. If Lessor does not so reimburse Lessee, Lessee shall have the right to recover from Lessor, by deduction from any rent due or to become due pursuant to the provisions of Paragraph 3 (d), the full amount so paid by Lessee.

     (c) All taxes levied against personal property, trade fixtures and real property improvements made by and assessed to Lessee shall be paid by Lessee. If such taxes, or any of them, are assessed to Lessor they shall be paid by Lessor, and Lessee shall reimburse Lessor upon receipt of a copy of Lessor's receipted tax bill, the full amount so paid by Lessor.

17.  SURRENDER OF PREMISES

     Lessee, at the termination or expiration of its tenancy, shall surrender the Leased Premises in as good order and condition as reasonable use shall permit, deterioration, ordinary wear and tear and damage by the elements and causes beyond Lessee's control excepted.

Lessee shall remove all of its personal property (except carpets) and trade fixtures in accordance with Paragraph 8 (b).

18.  ASSIGNMENT AND SUBLETTING

     Lessee shall not assign this Lease nor sublet the Leased Premises or any part thereof, without the prior written consent of Lessor, which consent shall not be unreasonably withheld; except Lessor's consent shall not be required in the case of a general assignment of all or a substantial part of Lessee's business or an assignment of this Lease or sublease of all or any portion of the Leased Premises to any whollyowned subsidiary of Lessee or to any entity controlled by or in common control with Lessee. Any assignment or subletting in violation of the provisions of this Paragraph 18 shall be void and shall, at the option of Lessor, terminate this Lease.

19.  NOTICES OR DEMANDS

     All notices or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be deemed to have been duly given and made when made in writing and deposited in the United States Mail, postage prepaid, and addressed as follows:

     To Lessor:                         To Lessee:

     Kaiser Center, Inc.                Putnam, Knudsen & Wieking,Inc.
     Attention: Vice President          300 Lakeside Drive
     300 Lakeside Drive, Suite 2685     25th Floor
     Oakland, CA 94643                  Oakland, CA 94612


     The addresses to which notices or demands may be given or made by either party may be changed by written notice given by such party to the other pursuant to this paragraph.

20.  SUCCESSORS AND ASSIGNS

     This Lease shall ensure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.


21.   SUBORDINATION

     This Lease shall at the option of Lessor be subject and subordinate to the lien of any and all mortgages or deeds of trust now or that may at any time hereafter be placed upon the Building, the land on which it is located or the leasehold estate therein and to any agreements at any time made modifying or supplementing any such mortgages or deeds of trust. Lessee shall, upon the demand of Lessor, execute and deliver such further instruments evidencing the subordination of this Lease to the lien of the aforesaid mortgages or deeds of trust, as may be desired by any mortgagee or beneficiary. Provided, however, as notwithstanding such subordination, so long as Lessee is not in default of any of its obligations hereunder, Lessee shall be entitled to remain in possession of the Leased Premises on the terms and conditions set forth in this Lease and any successor to Lessor shall make no attempt to interfere with the rights and benefits granted Lessee hereunder so long as Lessee is not in default of any of its obligations hereunder.

22.  RULES AND REGULATIONS

     All reasonable rules and regulations which have heretofore been adopted or which may hereafter be adopted by Lessor for the operation, safety, care and cleanliness of the Leased Premises, the Building and the Kaiser Center, and the preservation of good,order therein are, except to the extend they may be inconsistent with or contrary to the terms of this Lease, hereby expressly made a part hereof and shall be complied with by Lessee.

23.  PARKING

     During the term of this lease, Lessee shall have the option of entering into month-to-month contracts, on Lessor's standard parking agreement form, for any number of parking stalls in Kaiser Center parking facilities up to a maximum of one (1) stall per 1,100 rentable square feet occupied by Lessee up to a maximum of forty (40) stalls at the applicable monthly parking rates in effect from time to time. Lessee may elect to have up to 40% of its parking stalls provided in covered parking. Nothing herein contained shall preclude Lessee from applying and contracting for the use of additional parking stalls in said facilities on terms and conditions acceptable to the parties. Notwithstanding anything herein contained to the contrary, the option herein granted to Lessee may be terminated by Lessor with respect to any or all of the parking stalls upon the failure of Lessee or any person to whom Lessee has assigned any of the parking stalls to comply with any rules or regulations issued by Lessor for the operation of the parking facilities or upon the failure of Lessee or any person to whom Lessee has assigned any parking stall to perform the obligations under the parking agreement.

24.  RENEWAL

     If this lease is still in force and Lessee has fully complied with and performed all of its covenants, terms and conditions, Lessee may request, by written notice given to Lessor before November 1, 1994, an extension of this Lease through the tenth anniversary of the commencement of term, at such rents (including improvement allowances) as may be agreed upon as being at market for a full-service, first-class office building in the Oakland high-rise office building market in the Oakland/Lake Merritt financial district, or as arrived at by appraisal as provided herein, and otherwise on all the same applicable terms and conditions stated herein, except that during the option term the definition of Base Expense Year in Paragraph 3 (d) (1) shall be the 12-month period commencing January 1, 1995. If the parties agree upon the rent for such extended term, they shall thereupon enter into an extension of this Lease. Providing no broker's commission is required, Lessee shall have a right to renew at a rate equal to no more than 95% of the then market rate. If Lessee and Lessor shall not have agreed upon the market rate by January 1, 1995, then the market rate shall be determined by a real estate appraiser or board of real estate appraisers selected as follows:

     (1) Lessor and Lessee shall select a mutually acceptable real estate appraiser in not more than fifteen (15) days.

     (2) If Lessor and Lessee are unable to select said appraiser within said time, then said market rate shall be determined by a board of three real estate appraisers which shall be selected as follows: within fifteen (15) days after the time set for selecting the appraiser referred to above, Lessor and Lessee shall each select one appraiser and the third appraiser shall be selected by the two appraisers so appointed by Lessor and Lessee within fifteen (15) days thereafter.

     (3) The appraisals made by the appraiser referred to above, or concurred in by all or any two members of the board of appraisers referred to above, as the case may be, shall be final and binding upon Lessor and Lessee. The fees and expenses of all appraisers exclusively appointed by each party hereto shall be borne by the party making such appointment, and the fees and expenses for all other appraisers shall be borne and paid equally by Lessor and Lessee.

     (4) If Lessee is not willing to accept a rental equal to the rate as established by said appraisal, Lessee may, within sixty (60) days of learning said rate, give to Lessor six months' written notice of the termination of this Lease and upon the expiration of said six-month period following such notice this Lease shall absolutely cease and terminate. If Lessee so elects not to accept the rate determined by said appraisal and to terminate this Lease, Lessee shall reimburse all of Lessor's out-of-pocket costs directly incurred in such appraisal and Lessor shall have the right any time after June 30, 1995 to terminate any hold-over tenancy of Lessee upon thirty (30) days' prior written notice. Between July 1, 1995 and the effective date of termination, Lessee shall pay rent for the Leased Premises equal to the rate as determined above.

25.  RIGHTS TO REMAINDER OF 25TH FLOOR

     Lessee may at any time during the term of this Lease or any extension hereof, so long as Lessee has materially complied with and performed all its covenants, terms and conditions hereunder, lease from Lessor all or any portion of the remainder of the 25th Floor which is not already leased to a third party, such areas to be mutually agreed upon so as to avoid unleasable areas being left on the portions of the 25th Floor not occupied by Lessee. Lessee shall also, during the term or any renewal hereof, have a right of first refusal for any space on the 25th Floor which Lessor intends to lease to a third party, provided that Lessee gives notice of acceptance within, and payment of rent for such space at the rate specified hereafter is commenced within, 30 days after Lessor gives notice of availability to Lessee and said space is vacated by its prior tenant. If such space is to be made available to a third party on substantially different economic terms than the economic terms upon which that space was previously made available to Lessee, Lessor must give Lessee thirty (30) days notice of availability of such space on such revised economic terms before renting such space to a third party. Any additional space leased by Lessee pursuant to the provisions of this Paragraph 25 shall be at a rental rate (including improvement allowances) equal to 95% of the rate which Lessor and Lessee agree is the then current fair market rental rate for a full-service, first-class office building in the Oakland high-rise office building market in the Oakland/Lake Merritt financial district. (No real estate commission shall be payable by Lessor on account of this Lease.) If Lessor and Lessee are unable to agree upon said rate by January 1, 1990, the parties shall appoint and share the costs of a mutually agreeable MAI appraiser to determine the then current market rate. If Lessor and Lessee are unable to select a mutually acceptable appraiser by January 15, 1990, said rate shall be determined by a board of three MAI real estate appraisers which shall be selected as follows: Within fifteen (15) days after the time set for selecting the appraiser referred to above, Lessor and Lessee shall each select one appraiser and the third appraiser shall be selected by the two appraisers so appointed by Lessor and Lessee within 15 days thereafter. The appraisal made by the appraiser referred to above, or concurred in by all or any two members of the board of appraisers referred to above, as the case may be, shall be final. The fees and expenses of all appraisers exclusive appointed by each party hereto shall be borne by the party making such appointment, and the fees and expenses for all other appraisers shall be borne and paid equally by Lessor and Lessee. If Lessee is not willing to accept a rental equal to 95% of the fair market rate as established by said appraisal, Lessee may, within sixty (60) days of learning said rate, give to Lessor six months' written notice of the termination of this Lease and upon the expiration of said six-month period following such notice this Lease shall absolutely cease and terminate. If Lessee so elects not to accept the rate determined by said appraisal and to terminate this Lease, Lessee shall reimburse all of Lessor's out-of-pocket costs directly incurred in such appraisal and Lessor shall have the right, any time after June 30, 1990, to terminate any hold-over tenancy of Lessee upon thirty (30) days' prior written notice. Between July 1, 1990 and the effective date of termination, Lessee shall pay rent for the Leased Premises equal to 95% of the appraised market rate as determined above. All other applicable terms and conditions of the Lease remain in effect. So long as Lessee occupies at least 20,000 square feet of space on the 25th Floor, Lessor shall not lease any remaining space on the 25th Floor to third parties for a term exceeding five (5) years without the prior written consent of Lessee, which consent shall not be unreasonably withheld. In no event shall Lessor lease any space on the 25th Floor to any party engaged in the business of insurance without the prior written consent of Lessee, nor shall any portion of the 25th Floor be leased to any party not conducting normally accepted administrative, professional and/or clerical-type business activities.

26.  MISCELLANEOUS

     (a)  TIME. Time is of the essence of this Lease.

     (b) WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     (c) REMEDIES. The remedies herein given shall be cumulative and are given without impairing any other rights or remedies of either party by any statute or law now existing or hereinafter enacted and the exercise of any one remedy by either party shall not exclude the exercise of any other remedy.

     (d) INTERPRETATION, CAPTIONS. The language in all parts of this Lease shall in all respects be construed as a whole, according to its fair meaning, and not strictly for or against either Lessor or Lessee. The paragraph captions in this Lease are for convenience only and are not to be construed as a part of this Lease or in any way limiting or amplifying the provisions hereof.

     (e) ATTORNMENT. If the prime lease referred to in Paragraph 1 (a) above under which Lessor is the tenant is terminated by operation of law or otherwise, Lessee shall attorn to the landlord under such prime lease or to such other party or parties as have succeeded to the interest of said landlord in said prime lease; and, in the event of such attornment, this Lease shall continue in effect under the same conditions, covenants and terms as are contained herein, provided, however, that no such attornment shall be required if Lessee is physically evicted in the proceedings which terminate said prime lease.

     (f) SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     (h) ENTIRE AGREEMENT. Lessor and Lessee each acknowledge and agree that they have not relied upon any statement, representation agreement or warranty except as may be expressly set forth in this Lease, and Lessor and Lessee agree that no amendment or modification of this Lease shall be valid or binding unless in writing and duly executed by Lessor and Lessee. No provision of this Lease shall be altered, waived or amended except in writing duly executed by Lessor and Lessee.

Dated:  May 29, 1990
        ----------------------------------------

KAISER CENTER, INC., AS AGENT FOR
KAISER ALUMINUM & CHEMICAL CORPORATION - LESSOR



By /s/
   ---------------------------------------------

Title Vice President
      ------------------------------------------


By
   ---------------------------------------------

Title
      ------------------------------------------


PUTNAM, KNUDSEN & WIEKING, INC.

INSURANCE BROKERS - LESSEE


By /s/
   ---------------------------------------------

Title President
      ------------------------------------------


By
   ---------------------------------------------

Title
      ------------------------------------------

                  RULES AND REGULATIONS OF THE KAISER BUILDING
                    ATTACHED TO AND MADE A PART OF THIS LEASE


 1. Tenants, their agents, employees or patrons, shall not loiter in or in any way obstruct the driveways, sidewalks, entrances, lobbies, corridors, stairways, escalators and elevators of Kaiser Center, and shall use the same only as a means of passage to and from their respective leased premises.

 2. Tenants, their agents, employees or patrons, shall not make or permit any improper noises in the Kaiser Building, or interfere in any way with other Tenants or those having business with such other Tenants.

 3. Tenants, their agents, employees or patrons, shall not use any part of the Kaiser Building for lodging or sleeping purposes, and cooking and eating of meals is prohibited except in those parts of the Kaiser Building specifically designated by Lessor for those functions.

 4. If Tenant plans to have a gathering in the premises such as an open house, holiday celebration, etc., Tenant must notify Kaiser Center, Inc. leasing office at least one week prior to the event in order to confirm that such usage is in conformance with its lease and to make proper arrangements for security, heat and air-conditioning, parking and janitorial services. If alcoholic beverages are to be served during the gathering, the caterer must have a proper permit to dispense such beverages and Tenant's insurance must adequately cover such event. if dignitaries or political figures are invited, tenant must notify Kaiser Center, Inc.'s leasing/security office accordingly

 5. No trade, occupation, game or business shall be conducted in the Kaiser Building which shall be unlawful or of a so-called "get-rich-quick" character, nor shall the leased premises be used for gambling of any nature or for any immoral purpose whatsoever.

 6. Tenants, their agents and employees, shall not throw substances of any kind out of the doors or down the passages of the Kaiser Building, or bring into the Kaiser Building or keep therein any animal or animals.

 7. Automobiles, trucks, motorcycles, scooters, bicycles, or other vehicles may be brought into the Kaiser Garage and Parking Lots only in those areas specifically designated for the driving and parking of such vehicles, where the operators thereof shall comply with all traffic regulations in effect.

 8. Windows, glass doors and store fronts shall not be covered or obstructed. Curtains and drapes, other than those provided by Lessor, may be used only upon specific approval of Lessor.

 9. No sign, advertisement, or notice shall be inscribed, painted or fixed on to any part of the outside or inside of any portion of the Kaiser Building unless it be of such color, size and style and in such place upon or within the premises, as may be designated by Lessor in writing.

10. Toilets, urinals, lavatories and sinks shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed.

11. Tenants shall not in any way deface floors, ceilings, partitions, walls or other surfaces, except they may drive nails, screw or drill into, to adhere to any surface for the purpose of affixing articles of decoration and/or equipment customarily used in business offices within a first-class building.

12. Under the carpeting of each floor there are two metal pans which are about six inches wide and four inches deep and run the length of the building. One of these contains electrical wiring and is not to be disturbed by the Tenant without the consent and under the direction of Lessor. The other is to accommodate telephone and other communication equipment which is to be provided and maintained by the Tenant at its expense. To gain access to this pan it is necessary to lift the carpeting and remove the pan lid. Lessor will provide this service to Tenant for a fee. In any event it is the Tenant's responsibility to guard these pans when they are open and prevent injury or damage to persons or property and Lessor is to be held harmless by Tenant from any costs or liability resulting from the opening of these pans.

13. The number, size, type and capacity of pieces of electrical equipment and lighting of any kind used by the Tenants are subject to approval by Lessor. Tenants receiving electrical power without additional charge as part of the Lease may be charged separately for power used by pieces of office and other electrical equipment, if warranted in the sole opinion of Lessor.

14. All freight shall be moved into, within and out of the Kaiser Building according to such regulations as Lessor may reasonably prescribe. Lessor shall not be responsible for loss or damage to any such freight from any cause or causes whatsoever.

15. Lessor shall prescribe the times and methods of moving any item of Tenant's property in or out of the Kaiser Building. Lessor shall not be responsible for any loss or damage to any such property from any cause whatsoever, except LESSOR's sole negligence or LESSOR's intentional tortious acts, and all damage done to the Kaiser Building by moving or maintaining any Tenant's property shall be repaired to Lessor's full satisfaction at the sole expense of Tenant.

16. Lessor may, at its sole discretion, limit the weight or size, or may prescribe the location of safes, file cabinets, machinery and other property brought into the Kaiser Building.

17. Tenants shall not place any additional lock or locks on any door, hatchway or other opening unless written consent of Lessor shall have first been obtained. Initial keys shall be furnished by Lessor for the entrance to the suite and two (2) keys for each private office within the suite; additional keys will be at the expense of Tenant. All keys shall be surrendered to Lessor upon expiration or other termination of this lease.

18. At the end of each wing are located emergency exits. Fire codes require that these remain closed at all times excepting when they are used for ingress or egress. However, the stairways may be used for access to adjacent floors by multifloor Tenants as long as Tenant holds Lessor free from any liability from using these stairways.

19. Tenants shall not employ any person or persons other than those provided or approved in advance by Lessor for the purpose of cleaning the premises without the consent of Lessor. Lessor shall be in no way liable or responsible to any Tenant for any loss of property located in or upon the leased premises, however occurring, except as a result of LESSOR's sole negligence or intentional tortious acts.

20. Tenants shall not employ any person or persons other than those provided or approved in advance by Lessor for the purpose of maintaining, repairing, revising, modifying or constructing within the leased premises without the consent of Lessor.

21. Requirements of Tenants will be attended to only upon application to lessor's designated representatives. Lessor's employees shall not perform any work or do anything outside of their regular duties unless under special instructions from said representatives.

22. Towels, laundry, florist service, bottled water and similar service shall be furnished to Tenants only by such persons as may be satisfactory to Lessor.

23. Lessor shall have sole control of directories in the lobbies and other common areas of, the Kaiser Building, and only such names as have been approved by Lessor will be placed thereon. Initial signage will be provided by Lessor at no cost to Tenant. Any additional names added or removed from existing directories will be at the expense of Tenant. Tenant shall request any addition/deletion of names in writing.

24. At any time while the Kaiser Building is under security control, any person entering or leaving may be required to display a pass, sign a building register or otherwise satisfy the security watchman on duty as to his business therein; anyone not satisfying the watchman as to his right to enter the Kaiser Building may be excluded by him.

25. Lessor may require written authorization from a Tenant before permitting anyone to remove Tenant's office equipment or other personal property from the Kaiser Building.

26. Lessor reserves the right but shall not be held obligated to exclude or reject from the building any or all solicitors, canvassers or peddlers, and also any other class of persons and individuals who conduct themselves in such a manner as, in the opinion of Lessor, to be any annoyance to any of the Tenants of the Kaiser Building or to interfere with Lessor's operation thereof or to be otherwise undesirable.

27. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants of the Kaiser Building, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Kaiser Building.

28. Lessor reserves the right to make such other and further Rules and Regulations as in its judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the Kaiser Building.

29. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, conditions and covenants of the Lease.

30. Tenant, its employees or patrons will obey the City of Oakland Smoking Ordinance which, amongst other things, prohibits smoking in elevators, building common areas and escalators.

31. Tenant has been informed that the interior blinds on the building window wall are an integral part of the building heating, ventilation and air conditioning system. If Tenant fails to close the blinds, Lessor cannot guarantee the comfort level of the Premise.

                                   EXHIBIT B-1





     Kaiser Center, Inc. to provide build-out of tenant improvements in the new west wing in accordance with Interior Architects' drawings. Putnam, Knudsen & Wieking to pay upcharge for over standard carpet and wall covering, non-building standard window treatments, computer cabling beyond the $10,000 Kaiser Center, Inc. contribution, computer connector work, all furniture and furniture moving, and kitchen appliances.

     In the elevator lobby, Kaiser Center, Inc. to overlay walls with gyp board, abate asbestos and respray ceiling, install wall and floor finishes. Putnam, Knudsen & Wieking to pay upcharge for upgraded carpet.

     In the east wing, Kaiser Center, Inc. to paint walls and recarpet. Putnam, Knudsen & Nieking to provide all furniture moving and pay upcharge for over standard carpet.